Company Overview Brown & Brown, Inc. | 2026

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain statements relating to future results which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. We have based these statements on our current expectations about potential future events. Although we believe the expectations expressed in the forward-looking statements included in this presentation are based upon reasonable assumptions within the bounds of our knowledge of our business, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by us or on our behalf. Many of these factors have previously been identified in filings or statements made by us or on our behalf. Important factors which could cause our actual results to differ, possibly materially from the forward-looking statements in this presentation include but are not limited to the following items: risks with respect to the acquisition of RSC Topco, Inc. (“RSC” or “Accession”), a Delaware corporation (the “Transaction”); the possibility that the anticipated benefits, including any anticipated costs saving and strategies, of the Transaction are not realized when expected or at all; risks related to the financing of the Transaction, including that financing the Transaction resulted in an increase in the Company’s indebtedness; risks relating to the financial information related to Accession; risks related to Accession’s business, including underwriting risk in connection with certain captive insurance companies; the risk that certain assumptions the Company has made relating to the Transaction prove to be materially inaccurate; the inability to hire, retain and develop qualified employees, as well as the loss of any of our executive officers or other key employees; a cybersecurity attack or any other interruption in information technology and/or data security that may impact our operations or the operations of third parties that support us; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, successfully integrate acquired businesses into our operations and expand into new markets; risks related to our international operations, which may result in additional risks or require more management time and expense than our domestic operations to achieve or maintain profitability; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; the loss of or significant change to any of our insurance company or intermediary relationships, which could result in loss of capacity to write business, additional expense, loss of market share or material decrease in our commissions; the effect of natural disasters on our profit-sharing contingent commissions, insurer capacity or claims expenses within our captive insurance facilities; adverse economic conditions, political conditions, outbreaks of war, disasters, or regulatory changes in states or countries where we have a concentration of our business; the inability to maintain our culture or a significant change in management, management philosophy or our business strategy; fluctuations in our commission revenue as a result of factors outside of our control; the effects of significant or sustained inflation or higher interest rates; claims expense resulting from the limited underwriting risk associated with our participation in captive insurance facilities; risks associated with our automobile and recreational vehicle dealer services (“F&I”) businesses; changes in, or the termination of, certain programs administered by the U.S. federal government from which we derive revenues; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; our reliance on vendors and other third parties to perform key functions of our business operations and provide services to our customers; the significant control certain shareholders have; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; improper disclosure of confidential information; our ability to comply with non-U.S. laws, regulations and policies; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; uncertainty in our business practices and compensation arrangements with insurance carriers due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third-parties; increasing scrutiny and changing laws or competing expectations from regulators, investors and customers with respect to our environmental, social and governance practices and disclosure; a decrease in demand for liability insurance as a result of tort reform legislation; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent us from engaging in certain potentially beneficial activities; fluctuations in foreign currency exchange rates; a downgrade to our corporate credit rating, the credit ratings of our outstanding debt or other market speculation; future sales or other dilution of our equity could adversely affect the market price of our common stock; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; changes in current U.S. or global economic conditions, including an extended slowdown in the markets in which we operate; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; intangible asset risk, including the possibility that our goodwill may become impaired in the future; changes in our accounting estimates and assumptions; other risks and uncertainties as may be detailed from time to time in our public announcements and Securities and Exchange Commission (“SEC”) filings; and other factors that the Company may not have currently identified or quantified. Assumptions as to any of the foregoing, and all statements, are not based upon historical fact, but rather reflect our current expectations concerning future results and events. Forward-looking statements that we make or that are made by others on our behalf are based upon a knowledge of our business and the environment in which we operate, but because of the factors listed above, among others, actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements we make herein. We cannot assure you that the results or developments anticipated by us will be realized, or even if substantially realized, that those results or developments will result in the expected consequences for us or affect us, our business or our operations in the way we expect. We caution readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Information Regarding Non-GAAP Measures This presentation contains references to "non-GAAP financial measures" as defined in SEC Regulation G, consisting of Organic Revenue, EBITDAC, EBITDAC Margin, EBITDAC - Adjusted, EBITDAC Margin - Adjusted, Income Before Income Taxes - Adjusted, Income Before Income Taxes Margin - Adjusted, Diluted Net Income Per Share - Adjusted, Net Debt Outstanding, Total Debt to EBITDAC Outstanding - Adjusted, Net Debt Outstanding to EBITDAC - Adjusted, Free Cash Flow and Free Cash Flow Conversion. We present these measures because we believe such information is of interest to the investment community and because we believe they provide additional meaningful methods to evaluate the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a GAAP basis due to the impact of certain items that have a high degree of variability, that we believe are not indicative of ongoing performance and that are not easily comparable from period to period. This non-GAAP financial information should be considered in addition to, not in lieu of, GAAP information as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of such items to GAAP information can be found within this presentation as well as in our periodic filings with the SEC. We view Organic Revenue and Organic Revenue growth as important indicators when assessing and evaluating our performance on a consolidated basis and for each of our two segments, because they allow us to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that were a part of our business in both the current and prior year and that are expected to continue in the future. In addition, we believe Diluted Net Income Per Share - Adjusted provides a meaningful representation of our operating performance and improves the comparability of our results between periods by excluding the impact of the change in estimated acquisition earn-out payables, the impact of amortization of intangible assets and certain other non-recurring or infrequently occurring items. We also view EBITDAC, EBITDAC - Adjusted, EBITDAC Margin, EBITDAC Margin - Adjusted, Income Before Income Taxes - Adjusted and Income Before Income Taxes Margin - Adjusted as important indicators when assessing and evaluating our performance, as they present more comparable measurements of our operating margins in a meaningful and consistent manner. As disclosed in our most recent proxy statement, we use Organic Revenue growth, Diluted Net Income Per Share - Adjusted and EBITDAC Margin - Adjusted as key performance metrics for our short-term and long-term incentive compensation plans for executive officers and other key employees. Non-GAAP Revenue Measures  Organic Revenue is our core commissions and fees less: (i) the core commissions and fees earned for the first 12 months by newly acquired operations; (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period); and (iii) Foreign Currency Translation (as defined below). The term “core commissions and fees” excludes profit-sharing contingent commissions and therefore represents the revenues earned directly from specific insurance policies sold and specific fee-based services rendered. Organic Revenue can be expressed as a dollar amount or a percentage rate when describing Organic Revenue growth. Non-GAAP Earnings Measures EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. EBITDAC - Adjusted is defined as EBITDAC, excluding (i) (gain)/loss on disposal (as defined below), (ii) for 2022, 2023 and 2025, Acquisition/Integration Costs (as defined below), (iii) mark-to-market of escrow liability (as defined below) and (iv) for 2023, the 1Q23 Nonrecurring Cost (as defined below). EBITDAC Margin - Adjusted is defined as EBITDAC - Adjusted divided by total revenues. Income Before Income Taxes - Adjusted is defined as income before income taxes, excluding the pre-tax (i) change in estimated acquisition earn-out payables, (ii) (gain)/loss on disposal (as defined below), (iii) for 2022, 2023 and 2025, Acquisition/Integration Costs (as defined below) and (iv) amortization.

Information Regarding Non-GAAP Measures - Continued Non-GAAP Earnings Measures - Continued Income Before Income Taxes Margin - Adjusted is defined as Income Before Income Taxes - Adjusted divided by total revenues. Diluted Net Income Per Share - Adjusted is defined as diluted net income per share, excluding the after-tax impact of (i) the change in estimated acquisition earn-out payables, (ii) (gain)/loss on disposal, (as defined below), (iii) for 2022, 2023 and 2025, Acquisition/Integration Costs (as defined below), (iv) mark-to-market of escrow liability (as defined below) in periods wherein the effect of mark-to-market of escrow liability is not dilutive to the Company's earnings and, therefore, not already excluded from the calculation of diluted net income per share in accordance with Accounting Standards Codification Topic 260 — Earnings Per Share (“ASC 260”), (v) amortization, (vi) for 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”) and (vii) for 2023, the Nonrecurring Cost (as defined below). Other Non-GAAP Financial Measures - We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt Outstanding is defined as Total Debt Outstanding less cash and cash equivalents. “Total Debt Outstanding” is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs. Total Debt Outstanding to EBITDAC - Adjusted is defined as Total Debt Outstanding divided by EBITDAC - Adjusted. Net Debt Outstanding to EBITDAC - Adjusted is defined as Net Debt Outstanding divided by EBITDAC - Adjusted. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by total revenues. Definitions Related to Certain Components of Non-GAAP Measures “1Q23 Nonrecurring Cost” means approximately $11.0 million expensed and substantially paid in the first quarter of 2023 to resolve a business matter, which is not considered to be normal, recurring or part of the ongoing operations. “Acquisition/Integration Costs” means (i) the acquisition and integration costs (e.g., costs associated with regulatory filings, legal/accounting services, due diligence and the costs of integrating our information technology systems) arising out of our acquisitions of GRP, Orchid and BdB, which are not expected to occur on an ongoing basis in the future, and (ii) the acquisition and integration costs (e.g., costs associated with regulatory filings; costs for third-party professional services, including legal, accounting, consulting, financial advisory and due diligence; costs and fees associated with entry into the bridge financing commitment; costs of integrating or streamlining processes and information technology systems, including data migration and system integration; costs associated with optimizing vendor agreements and leased office space, including exit costs related to location combinations; and employment-related costs, including severance payments, costs associated with the transition of certain legacy compensation programs, retention-related compensation expenses, and incentive payments) arising out of our acquisition of Accession and acquisitions previously completed by Accession, which are not considered to be normal, recurring or part of ongoing operations. “Foreign Currency Translation” means the period-over-period impact of foreign currency translation, which is calculated by applying current-year foreign exchange rates to the various functional currencies in our business to our reporting currency of US dollars for the same period in the prior year. “(Gain)/loss on disposal” is a caption on our consolidated statements of income which reflects net proceeds received as compared to the net book value related to sales of books of business and other divestiture transactions. “Mark-to-market of escrow liability” is a caption on our consolidated statements of income which reflects the non-cash change in the fair value associated with certain shares of the Company’s common stock held in escrow. The change is driven by fluctuations in our stock price between the beginning of the quarter and the end of the quarter. These escrowed shares represent a portion of the merger consideration payable in connection with our acquisition of Accession. The escrowed shares secure certain indemnification obligations of the Accession equity holders related to businesses that are in run-off or discontinued. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments and, therefore comparability may be limited. This supplemental non-GAAP financial information should be considered in addition to, and not in lieu of, the Company's condensed consolidated financial statements.

Company Overview

Be the leading global provider of insurance solutions for our customers. Our Vision

Business Highlights Long-term track record of profitable revenue growth - organic and via acquisition Experienced leadership team and strong performance-based culture Highly diversified global revenue base, deep expertise and broad distribution network Operating model consistently generates industry-leading financial metrics Disciplined capital allocation strategy fueled by strong liquidity and cash flow conversion

2025 Revenue by Segment Historical Revenue & EBITDAC Margin - Adjusted Headquartered in Daytona Beach, Florida Founded in 1939 ~23,000 teammates as of December 31, 2025 Doing business globally in 16 countries with over 700 locations Serving customers via retail, wholesale and MGA / MGU programs Specializing in property, casualty, employee benefits and high-net-worth personal lines 1 Estimated based upon public filings and data gathered from Brown family and teammates, including directors See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61. Retail 59% Brown & Brown at a Glance 82% 18% Institutional & Retail Investors Brown & Brown Teammates1 Specialty Distribution 41% Ownership Breakdown Key Facts

Successful Acquirer Strong Balance Sheet High Performance Entrepreneurial Meritocracy Decentralized Sales & Service Accountable & Disciplined Highly Talented Teammates Strong Common Culture What Differentiates Brown & Brown?

Key Cultural Attributes Leaders vs. Managers Internal Ownership Think Long Term Profitable Growth Teammates vs. Employees 1 2 3 4 5

Core Operating Philosophies We are in the people recruiting and enhancing business. We are in the money-making business. We are in the selling and servicing business.  We are in the delivering innovative solutions business. NO BIG MISTAKES

Business & Customer-Facing Functions Decentralized Sales & Service Model Driving operational efficiency by centralizing certain functions, while enabling sales and service decisions at the local level. Branding & Communications  Finance Legal & Risk Management Acquisitions Internal Audit & Compliance Enterprise & Segment Functions Solution Creation Knowledge Sharing Sales & Service Marketing Community Engagement Technology, Data & Innovation Talent Recruitment & Development Human Resources

Customer Segments 12 Middle Market1 Large Accounts Small to Medium Enterprises & Personal Lines All offer attractive growth opportunities Middle Market1

Sustained Organic and Acquired Revenue Growth Added to the S&P 500 Index in 2021 and the S&P 500 Dividend Aristocrats in 2022 Total Revenues ($) in Billions Revenue $2B The Hays Group 2018 Beecher Carlson 2013 Arrowhead 2012 Revenue $1B 2011 Hull & Co. 2005 Riedman Insurance Agency 2001 Wright 2014 2021 Revenue $5.9B 2025 Accession 2022 GRP, Orchid & BdB 2023 Kentro Revenue $4B Quintes 2024

1 Dividend Aristocrat is an S&P measure 14 Investments in people, technology and innovation Share repurchases and dividends Dividend Aristocrat1 32 years of increases Increase capabilities, enhance talent and drive growth Shareholder Value Creation Acquisitions Internal Investments Returns to Shareholders 14 © 2026 Brown & Brown, Inc. All rights reserved.

Total Shareholder Returns1 Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. BRO -21% 43% 74% 443% Peers2 -4% 30% 83% 365% S&P 500 18% 86% 96% 298% Source: FactSet as of 12/31/2025 1 Calculated as change in share price plus total dividends paid 2 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh LLC and Willis Towers Watson Public Limited Company 2

Retail Segment

Growth has no finish line... No matter where you are on your growth journey, we can help you find solutions to meet your ever-evolving insurance and risk management needs. If you are a highly complex multi-national company, an individual or anything in between, our experienced teams can help every step of the way.

OVERVIEW Retail Segment Key Metrics 2025 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 24.8% 16.6% 17.2% Organic Revenue Growth 2.8% 5.3% 6.5% EBITDAC Margin - Adjusted 30.0% 30.1% 30.4% Unique culture underpinned by accountability, innovation and entrepreneurial thinking Broad range of capabilities, from small businesses to complex multi-national entities Collective capabilities leveraged to create the best solutions for our customers Specialized products and innovative tools that exceed ever-evolving customer needs Personalized service and tailored solutions via dedicated and knowledgeable teammates See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61. Business Mix Employee Benefits Commercial Lines Specialty & Personal Lines Differentiators $3.4B Business Mix Casualty Property Other Employee Benefits

Breadth & Depth of Capabilities The Retail segment provides broad and deep specialization to our customers while maintaining close proximity to the communities in which our customers live and operate their businesses. Placing coverage for almost every line of business with more than 1,000 carrier partners Markets Delivering tailored solutions for customers of all sizes and by specialization Segmentation Providing comprehensive, customizable services across all territories through our retail network as well as access to the Worldwide Broker Network (WBN) International Serving all industries through our specialization and resources Industries Manufacturing Retail Construction Agriculture Private Equity Finance & Insurance Public Entities Educational Institutions Non-Profits Real Estate Health Care

Retail Operating Vision Continue strong revenue growth in all market environments Maintain profitable growth model Implement strategies, solutions and service models across market segments Deep collaboration and execution Recruitment and growth of talent Continue to invest in artificial intelligence, data and analytics capabilities Acquire businesses that fit culturally and make sense financially

Specialty Distribution Segment

Three distinct divisions, one unified platform. Arrowhead Intermediaries unites Arrowhead Programs, Bridge Specialty Group and Arrowhead Specialty to form a diverse global platform that delivers specialization at scale. This unified model connects carriers, brokers and customers worldwide with solutions built to advance what’s possible in today’s evolving insurance market. Programs Wholesale Specialty

OVERVIEW Specialty Distribution Segment Business Overview Three divisions provide: A broad reach and diverse trading platform for insurance carriers Expanded access to niche solutions for brokers and customers navigating complex and hard-to-place risks. An underwriting-first approach enabling disciplined growth and sustainable relationships A destination for attracting and cultivating the industry’s top talent and future leaders See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61. Key Metrics 2025 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 19.5% 19.5% 17.9% Organic Revenue Growth 2.8% 11.8% 11.5% EBITDAC Margin - Adjusted 43.1% 41.7% 39.3% $2.4B Business Mix Public Entity & Professional Liability Personal Lines Commercial Lines Business Mix Casualty Property Other

With reach across industries and solutions, our insurance distribution platform delivers the breadth needed to meet today's insurance risks while innovating for tomorrow. OUR SOLUTIONS Built for today's risks and tomorrow's opportunities   INDUSTRIES SOLUTIONS SOLUTIONS COMMERCIAL PERSONAL OTHER High Net Worth & Valuables Agriculture Aviation Cannabis Construction / Contractor Accident & Health Casualty Catastrophe Cyber Catastrophe Automotive Lloyd’s Access Hospitality Life Sciences Manufacturing Property Marine Reinsurance Professional Liability Captives Warranty Public Entity & Education Worker’s Compensation Real Estate Affinity Small Business Space Energy Financial Services Forestry Healthcare Environmental Excess Lender-Placed Admitted Access Personal Liability Life & Health Property Sports & Entertainment Transportation Travel … and more

Our three Arrowhead Intermediaries divisions bring these strengths to life with clear purpose and collective power, enabling us to move faster, trade smarter and deliver stronger results.  THE PILLARS OF OUR PERFORMANCE DEPTH Specialization across industries, markets and risks DISCIPLINE Underwriting rigor trusted by carriers DISTRIBUTION Scale and reach across markets worldwide DESIGN Solutions built with carriers for mutual success DURABILITY Steady growth built on resilient programs DEDICATION Commitment to building enduring relationships OUR VALUE Strength beyond scale

Arrowhead Programs offers one of the largest portfolios of insurance programs worldwide with 160+ programs. In collaboration with top-rated insurance companies, this division’s managing general agents (MGAs) and managing general underwriters (MGUs) deliver a diverse suite of niche insurance solutions designed to meet the specialized needs of policyholders. OUR DIVISIONS Arrowhead Programs

Bridge Specialty Group is a leading global insurance wholesaler with the scale and specialization needed to address today’s complex risk landscape. Our international teams provide deep industry knowledge, placement precision across lines and access to admitted, excess and surplus lines providers, as well as Lloyd’s markets. OUR DIVISIONS Bridge Specialty Group

Arrowhead Specialty is comprised of newly acquired One80 Intermediaries’ specialty businesses, offering highly tailored solutions that address complex and evolving market needs. This division delivers a diverse range of products, designed to support clients and unlock new growth opportunities. OUR DIVISIONS Arrowhead Specialty

International Diversification

Focus on combination of Organic Revenue growth and acquisitions Expand geographically while adding new capabilities Target countries with rule of law, stable governments, growing insurance markets and stable economies Continue disciplined growth strategy Strategic Growth Plan Italy Germany Netherlands Belgium U.K. Ireland France United States Bermuda Canada Cayman Islands United Arab Emirates Hong Kong Malaysia Singapore India Diversified Business Footprint

. Approximately 200 International locations Strong retail presence across U.K., Ireland, Canada & the Netherlands London markets wholesale business - global customer base Cross-class programs capability with geographic distribution (Canada, Europe, U.K., U.S. and Asia.) Retail: U.K., Ireland, Canada & the Netherlands, broad capabilities, serving customers of all sizes Specialty Distribution: Serving North American and European customers. Specializations include property, marine, fine art, financial lines, bloodstock, personal lines, financial lines, trade credit, aviation, liability Business Overview Specializations 2025 Revenues by Geography U.K. U.S. Other International Diversification $5.9B

The Power of WE Align Capabilities Enhance Collaboration Operationalize Investments / Scaling Resources

Acquisitions

Acquisition Strategy Successful integration of more than 700* acquisitions. *Brown & Brown acquisitions from 1993 through December 31, 2025 Principles Rationale Create long-term shareholder value Find high-quality talent that fits culturally Enhance and expand our capabilities Expand geographic presence Leverage carrier relationships and diversification Apply disciplined approach to evaluating prospective acquisitions Engage senior operating leaders throughout process Must fit based on strategic and operational alignment Ensure talent alignment with guiding principles Require history of strong growth and performance culture

Acquisitions Overview 1 Represents the approximate annual revenue of businesses and books of business acquired between 2016 and 2025 Typical M&A Structure Acquired Revenue1 (in Millions) $1,829 10-yr avg $343 Minimum and maximum purchase price Agreed-upon baseline and projected pro forma Earnout typically calculated based upon financial performance over a one-to three-year period Structured to retain new teammates Leverage proven integration plans

Technology, Data & Innovation

Continuously empower teams to explore and implement innovations that impact the business and improve results Partner with early-stage investments to find new and impactful ways to drive results Innovation & Artificial Intelligence Data-driven decisions that enhance results and provide actionable insights to improve solutions Deliver targeted recommendations that are integrated in teammates' workflows and customer solutions Actionable Analytics Core platforms at enterprise level and segment that support business operations and improve business outcomes Scalable and secure platforms that leverage automation to block attacks and protect key information Production Stability & Security Core Technology Pillars

Key Focus Areas Enhance the  customer experience Deepen carrier relationships Increase process efficiency Enable innovation Fuel sales & growth Cybersecurity awareness Fit-for-purpose security program Business enabler Industry thought leadership Security integrated into operating model Security as a Foundation Data & Artificial Intelligence (AI)

Talent

Our People Strategy

The Power of Our Culture

Teammate Snapshot

~23k

As of December 31, 2025

~44%

of US teammates are shareholders

92%

of teammates say we're a great place to work

Great Place to Work Certified®

Seven Years Certified in the US

Certified for the first time in the UK and Canada

Great Place To Work® Certified — OCT 2025-OCT 2026 — USA

Great Place To Work® Certified — OCT 2025-OCT 2026 — UK

Great Place To Work® Certified — OCT 2025-OCT 2026 — CANADA

Workplace Awards

2023

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance

Platinum Bell Seal for Workplace Mental Health

2024

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance
- for Millennials
- for Women

Platinum Bell Seal for Workplace Mental Health

RISE Elite 50 Internships

Military Friendly Employer - Bronze

2025

Great Place to Work Certified®

Fortune Best Workplaces:
- in Financial Services & Insurance
- for Women

Platinum Bell Seal for Workplace Mental Health

RISE Elite 50 Internships

Military Friendly® Employer – Silver

Teammate Resource Groups-Global

Black Excellence, Mental Health, Somos, Power of She, Veterans, LGBTQ+, Parents & Carers

Teammate Resource Groups-Europe

Abilities, Cultural Diversity, PRIDE, Neuro-Inclusion, Power of She, Parents & Carers

© 2026 Brown & Brown, Inc. All rights reserved.
41

Financial Performance

Strong Revenue Growth Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 revenue growth calculated as change in the sum of adjusted sales over the prior year’s adjusted sales (adjusted for the ratio of the relative ownership to the company’s market value) 1 2

Consistently Strong EBITDAC Margin - Adjusted 1 Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 margin shown represents EBITDA Margin, calculated as (1) EBITDA (earnings before interest, taxes, depreciation and amortization), divided (2) by total revenues, using each constituent’s EBITDA as reported (including company reported or data provider standard adjustments). Figures are equal weighted across constituents. Constituents are based on S&P 500 membership as of the end of the applicable period. Because Brown & Brown presents EBITDAC Adjusted, the S&P 500 EBITDA Margins are not directly comparable to Brown & Brown’s EBITDAC Margins Adjusted. See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61. 2 (S&P 500 uses EBITDA Margin)

Industry-Leading Free Cash Flow Conversion 1 2 Source: FactSet, SNL Financial, Company Filings as of 12/31/2025 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, Inc. and Willis Towers Watson Public Limited Company 2 S&P 500 Free Cash Flow Conversion is calculated as average (1) net cash provided by operating activities, less capital expenditures, divided by (2) total revenues, using each constituent’s cash flows as reported (including company reported or data provider standard adjustments). Figures are equal weighted across constituents. Constituents are based on S&P 500 membership as of the end of the applicable period. See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61.

Long-Term Capital Deployment 10-Year ($ in Billions) Acquisitions $14.6 Dividends $1.1 Share Repurchases $0.6 CapEx $0.5 Total Cash Deployed $16.8 Total Cash Generated2 $8.1 1 Includes original purchase price plus subsequent earnout payments 2 Defined as net cash provided by operating activities. Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020. 1 2 (in Billions) $8.0 $1.5 $1.0 $0.5 $0 $2.0 $8.5

Liquidity Profile Maintain low leverage, industry-leading margins, high cash flow conversion and investment-grade ratings Optimize financial flexibility in line with growth objectives Target net debt outstanding to EBITDAC ratio of 0 - 2.5x and total debt outstanding to EBITDAC ratio of 0 - 3.0x Balance of returns and risks through allocation of capital to internal investments, acquisitions, dividends and share repurchases Generated $1.5 billion of cash flow from operations for the year ended 2025, growing 24% over 2024 $1.1 billion cash on balance sheet as of 12/31/2025 Up to $800 million revolving credit facility, with $700 million of availability as of 12/31/2025, plus expansion features for an additional $900 million under various credit agreements Financial covenants include max net debt outstanding to EBITDAC ratio of 3.5x Financial & Capital Allocation Policy Financial Policy & Liquidity Profile

Debt & Leverage Debt Maturity Profile* ($M) Debt outstanding ($M) Debt to EBITDAC - Adjusted Ratio *All amounts presented on this slide are calculated as of 12/31/2025 See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61. Leverage & Maturity Profile

Proven Track Record of Industry-Leading Performance* Free Cash Flow Conversion1 23% 5 Yr. Avg. 24% 10 Yr. Avg. EBITDAC Margin - Adjusted 34% 5 Yr. Avg. 33% 10 Yr. Avg. Revenue growth 18% 5 Yr. CAGR 14% 10 Yr. CAGR Free Cash Flow growth1 17% 5 Yr. CAGR 14% 10 Yr. CAGR Diluted Net Income Per Share - Adjusted growth 17% 5 Yr. CAGR 15% 10 Yr. CAGR *All amounts presented on this slide are calculated as of 12/31/2025 1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020  See important disclosures regarding Non-GAAP measures on pages 2-3 and Non-GAAP reconciliations on pages 52-61.

Closing Comments Closing Comments Business well positioned to continue delivering profitable growth Teammate recruitment and development continues to be a top priority Strong balance sheet and cash generation, as well as access to capital Investing in artificial intelligence, data and analytics to improve customer and teammate experience Operating model consistently delivers industry-leading financial metrics and shareholder returns

GAAP to Non-GAAP Reconciliation Appendix

Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted 1 “Income Before Income Taxes Margin” is defined as income before income taxes divided by total revenues See important disclosures regarding Non-GAAP measures on pages 2-3

See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation Income Before Income Taxes to EBITDAC and EBITDAC - Adjusted and Income Before Income Taxes Margin to EBITDAC Margin and EBITDAC Margin - Adjusted

1 Cash flow for years 2020 and 2021 have been restated under the fiduciary model. Legacy method of cash flows is used for years prior to 2020 See important disclosures regarding Non-GAAP measures on pages 2-3 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow & Free Cash Flow Conversion 1 1 1

Reconciliation of Diluted Net Income Per Share to Diluted Net Income Per Share - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3 1 The calculation of diluted net income per share for the twelve months ended December 31, 2025 (a) excludes the mark-to-market of escrow liability and (b) includes the escrowed shares within the Company’s diluted weighted average number of shares, in each case in accordance with ASC 260, which requires this treatment in periods where the combined effect of these adjustments is accretive to earnings. For the twelve months ended December 31, 2025, the mark-to-market of escrow liability impact was favorable to earnings by $54 million which, when combined with the inclusion of the diluted weighted average of the 4.4 million escrowed shares, resulted in decreases to diluted net income per share of $0.17. 1

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on pages 2-3 1 The Retail segment includes commissions and fees that are reported in the “Other” column of the segment Information in the Notes to the Consolidated Financial Statements in our SEC filings, which includes corporate and consolidation items.

Reconciliation of Long-Term Total Debt to Net Debt Outstanding, Total Debt Outstanding to EBITDAC - Adjusted and Net Debt Outstanding to EBITDAC - Adjusted See important disclosures regarding Non-GAAP measures on pages 2-3

The Cheetah: Since our beginning, we have known that doing what is best for our customers requires constant persistence. The cheetah, which represents vision, swiftness, strength and agility, has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President, Chief Financial Officer & Treasurer (386) 239-5770 | awatts@bbins.com